Exhibit 99.1

I N V E S T O R P R E S E N T A T I O N

September 2014

WWW.SMITH-WESSON.COM NASDAQ | SWHC

SAFE HARBOR

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company_s vision and mission; the Company_s strategic corporate objectives and rules for success; the demand for the Company_s products and services; inventory growth and channel conditions in the Company_s industry; the Company_s new products and strategic product development; operational and financial benefits of vertical integration and timing and impact of investments in flexible production; returning value to the Company_s stockholders; the Company_s business plan and strategic roadmap; the Company_s markets and opportunities for growth as well as market drivers; the Company_s focus and strategies; anticipated revenue, GAAP earnings per share, tax rate, share count and capital expenditures for the Company in future periods; and scalability and performance from the Company_s ERP system. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company_s products, the Company_s growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company_s reports filed with the SEC.

2

OUR VISION IS TO BE THE LEADING FIREARMS MANUFACTURER

“Our mission is to enable our employees to design, produce, and market high quality, innovative firearms that meet the needs and desires of our consumer and professional customers.”

PROUDLY MADE IN THE USA

3

A U.S. MARKET LEADER IN FIREARMS SINCE 1852

Springfield, MA / 1,700 U.S. Employees

Growing Market Share Within an Expanding Base of Consumers Healthy Balance Sheet Seasoned Management Team

CONSUMER MARKET PROFESSIONAL MARKET

85% of Q1 FY15 Firearm Sales 15% of Q1 FY15 Firearm Sales

§ Sport/Competition § Personal Protection § Law Enforcement § Military § Hunting § Concealed Carry § Government § International

4

STRATEGIC

CORPORATE

OBJECTIVES

1	Protect and grow our core firearm business 2 Focus on profitable growth
3	Streamline and standardize our business operations 4 Emphasize customer satisfaction and loyalty
5	Pursue strategic relationships & acquisitions relating to our current business
5

RULES FOR SUCCESS

§ Concentrate on firearm industry _ stay focused, keep it simple§ Protect and sustain the iconic Smith & Wesson brand § Be a consumer-centric marketing-led company

“ Compliance: Fanatical pursuit of excellence “ Brand/Product: Invest in our brands “ Channel: U.S. sporting goods “ Customer: Consumer “ Assets: High utilization

§ Launch new products strategically

6

Q1 Fiscal 2015 Highlights

(July 31, 2014 _ From Continuing Operations)

“Sales of $131.9M: -22.9% Y/Y, results within guidance “Long gun sales: MSRs drove 87% of sales decline “Handgun sales slightly lower Y/Y at -3.2%

“Professional sales of $20M: Growth in international and law enforcement “Gross margin 37.2% vs. 42.6% Y/Y

“Income of $14.6M vs. $26.5M Y/Y

“EPS of $0.26 per diluted share vs. $0.40 per diluted share Y/Y “Non-GAAP Adjusted EBITDAS of $33.6M vs. $55.2M Y/Y “Cash of $83.5M

“ New products: M&P®22 Compact, M&P BODYGUARD® with Crimson Trace® laser

“ Vertical integration through Deep River Plastics subsidiary; accretive in Q1FY15

“ On track to complete Houlton, ME conversion to precision machining center, Fall 2014

“ Attended 2nd Industry Day for U.S. Army modular handgun—M&P pistol

“ Completed $30M stock repurchase _ returning value to stockholders

“ Industry-wide inventory + summer slowness = unfavorable channel conditions

7

Business Plan Supported by Detailed Strategic Roadmap


FISCAL YEAR 2012
FOCUS
FISCAL YEAR 2013
GROW
FISCAL YEAR 2014
OPTIMIZE
FISCAL YEAR 2015
SOLIDIFY
FISCAL YEAR 2016
SUSTAIN & ACCELERATE
FISCAL YEAR 2017
SCALE & LEVERAGE
Compliance Continuous Improvement: Moving to Best in Class Compliance Systems in a Highly Regulated Environment
Launch M&P Shield
Launch M&P 10
Launch M&P Bodyguard and New Revolvers
Grow International
Establish Vision
Continuous Cycle of Major Product Launches When Ready and at Regular Intervals
Deep Strategy Planning Process
Vertical Integration Strategy
Finalize TC Integration
Focus on M&P Take Market Share Gains and Ramping M&P Revenue; Continuous Analysis of Strategic versus Non-Strategic Product Categories
Convert Houlton to State-of-the-Art Precision Machining Center
Review Further Expansion
Restructure LofC & Pay $30mm Convert Debt
Make decision on ERP
Implement New ERP: Go Live Date Aug 2013 - Phase I
ERP Phases II and III
Aggressively Deploy Lean and Implement Better Process Effectiveness Including Implementing Cellular Layout
Go To Market Strategy (Consumer)
IR Strategy: Governance and Transparency
Assess Accessories Market and Potential for Expansion/Growth
Review Strategic Options re: SWSS
Move SWSS To Discontinued Ops and Execute Sales Process
Exit Walther
Create Acquisition Process and Integration Team
Assessment and Potential Pursuit of Opportunities to Supply Military
$20M Share Repurchase
Debt Re-Purchase
$115M Share Repurchase
$30M Share Repurchase
Assessment of Best Use of Excess Capital (Share Repurchase, Debt Repurchase, Dividend)
FOCUS
Core Firearms Business with Emphasis on Profitability via Opex Cost Reductions and Gross Margin Improvement
GROW:
Aggressive Investment in Capacity and Populate New Product Pipeline
OPTIMIZE BUSINESS SYSTEMS:
Create Deeper Understanding to Enhance Decision Making
SOLIDIFY BUSINESS MODEL:
Create Stable Platform for Organic and Acquisitive Growth
SUSTAIN BUSINESS MODEL:
Leverage Stable Business Platform for Organic and Inorganic Growth
SCALE AND LEVERAGE:
Focus and Accelerate on Inorganic Growth

Smith&Wesson

Note: Strategic roadmap is assessed regularly and timing is subject to change.

8

A LEADING FIREARM & BRAND PORTFOLIO

§ For sport, recreation, protection, and professional use, you can feel confident standing behind 162 years of reliability and accuracy. Smith & Wesson® knows firearms and the world knows Smith & Wesson. Only the best will do.

§ Designed to be the most accurate, reliable, and ergonomically superior, M&P® firearms are built to meet your demanding standards. Durable and comfortable, they are capable of handling as many rounds as you are.

§ For hunting and shooting enthusiasts passionate about firearms. Since 1967, Thompson / Center Arms has been synonymous with firearms that stand up in the toughest situations and perform when it counts.

Performance Center® models offer sophisticated shooters limited run, uniquely designed, special-featured firearms under the Smith & Wesson® and M&P® brands.

THE #1 FIREARM BRAND IN AMERICA

Smith & Wesson

92% §Leads all firearm manufacturers in total brand awareness 59% §Leads in critical attribute ratings: Reliability, durability, and accuracy §Most owned and considered revolver brand in the market: 1 of every 2 revolvers owned is a Smith & Wesson §Endorser brand to M&P

Unaided Aided

Source: Smith & Wesson Handgun A&U Research—December 2011 & 10 Smith & Wesson Awareness Tracking _ Gen Pop _ December 2012

ADJUSTED NICS

UP AVG. 9.6% ANNUALLY OVER 7 YEARS*

2,500,000

2,000,000

1,500,000

1,000,000

14,796,872

13,780,285 +7.4% Y/Y

500,000 9,436,182 10,791,275 +27.7% Y/Y

9,534,131 +14.4% Y/Y

8,993,964 -1.0% Y/Y

8,083,470 +6.0% Y/Y

+11.3% Y/Y

+1.6% Y/Y

0

2007 2008 2009 2010 2011 2012 2013 2014

Actual Adj NICS Linear (Actual Adj NICS)

*CY07 _ CY14

Source: National Shooting Sports Foundation (NSSF)

ADJUSTED NICS JULY RD 2014

3RD HIGHEST JULY ON RECORD

2,500,000 2,000,000 1,500,000 1,000,000 500,000

FYQ1 FYQ2 FYQ3 FYQ4

Jul ‘14 compared to Jul ‘13 shows a 4.5% decrease while jul ‘14 was a 4.3% decrease from Jul ‘12.

0 MAY June July August September October November December January February March April TOTAL

FY’10 662,956 602,191 602,353 687,252 726,572 841,631 861,575 1,031,344 715,309 848,036 861,408 731,955 9,172, 582

FY’11 625,763 602,908 628,125 718,971 770,310 854,563 945,463 1,133,371 784, 856 963,746 990,840 843,484 9,862,400

FY’12 696,947 679,810 680,258 815,858 878,315 945,088 1,101,076 1,410,937 920,810 1,266,344 1,189,152 931,600 11,516,345

FY’13 840,412 846,437 853,355 1,042,924 1,007,259 1,118,994 1,525,177 2,237,731 1,790,154 1,634,309 1,501,730 1,185,231 15,583,713

FY’14 974,457 872,025 855,259 1,016,559 1,034,701 1,113,818 1,308,100 1,510,529 970,510 1,264,010 1,224,705 988,726 13,133,399

FY’15 877,655 805,571 816,588 2,499,814

Smith&Wesson. Source: NSSF. The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks onactive CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions.

Source: NSSF. The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. 12

OPPORTUNITY TO INCREASE PISTOL SALES TO FURTHER ALIGN WITH MARKET

U.S. Consumer Handgun Market CY 2010 CY 2012

Pistols to Revolvers Ratio 4.0 : 1 5.7 : 1

Smith & Wesson Handgun Unit Sales FY 2010 FY 2014

Pistols to Revolvers Ratio 1.4 : 1 4.1 : 1

Note: Excludes former Walther sales

Source: 2012 BATF and U.S. Int_l. Trade Commission, includes manufacture plus imports, excludes exports 13

KEY MARKET DRIVERS

_Who_s buying?

§ New Shooters

“ Of those who have been sport shooting in 2012, 20% were new to shooting within the past 5 years1. That included 11% who just began shooting in 2012

§ Repeat Customers

“ 90% of 10,511 respondents who own a handgun own multiple firearms2 “ 8.1 = The average number of handguns owned by those respondents2 “ Nearly 25% of first-time buyers bought at least one more firearm within the first year after their first purchase3

(1)	Source: NSSF—An Analysis Of Sport Shooting Participation Trends In The United States 2008—2012

(2) Source: NSSF—Handguns—2011 Consumer Study On Ownership And Usage 14 (3) Source: NSSF—First-Time Gun Buyers 2012

KEY MARKET DRIVERS

§ What Are The Top Reasons For Gun Ownership? 1

1. Personal Safety/ Protection 60%

2. Hunting 36%

3. Recreation/ Sport 13%

4. Target Shooting 8%

§ Personal Protection 2

“ Home protection and personal protection are top drivers for first time and existing owners of handguns

“ Concealed carry and state legislative trends: Illinois became 50th state to issue concealed carry permits

§ Sport and Target Shooters 3

“ Over 17% or 41M adults participated in any type of target or sport shooting in 2012, an increase from the 15% participation rate in 2009

“Customer-centric: Users_ needs drive new product features

(1)	Source: Gallup Poll Social Series: Crime _ October 2013

(2) Source: NSSF—First-Time Gun Buyers 2012, and Smith & Wesson Research 15 (3) Source: NSSF—An Analysis Of Sport Shooting Participation Trends In The U.S. 2008—2012

NEW TARGET/SPORT SHOOTERS

Less than 5 years experience

§ Younger

“ 18-34 year old age group makes up about two-thirds of new shooters1

§Sport Shooting More Often

“ First-time buyers are active, 60% shooting once or more a month2

§ Increasingly Urban/Suburban

“ 47% of new shooters are urban / suburban versus rural consumers1

§ Women Increasingly Represented

“ Women represent 37% of new shooters versus 22% of established shooters1

(1) Source: NSSF—An Analysis Of Sport Shooting Participation Trends In The United States 2008—2012 16 (2) Source: NSSF—First-Time Gun Buyers 2012

ROBUST RESEARCH

NEW DEFINED CONSUMER PROFILES EXPERIENCED

§ Process: In-depth S&W attitude, usage, and segmentation studies

“ Systematic & quantitative review to track industry brands and consumer shifts

“ In-depth multi-city focus groups to gain deeper understanding of consumer needs

“ In-field research with consumers using our products as well as competitive products

§ Yield: Proprietary info and deep understanding of our targeted consumer segments

“ Average number and type of firearms owned

“ Income, gender, brand perceptions, needs, wants, and desires

§ Result: Superior knowledge of where to play in market and how to win with the consumer

Note: Smith & Wesson Internal Research

CONNECTING WITH NEW WOMEN SHOOTERS

§ Lead sponsor of NRA Women_s Network and _Love at First Shot_

§ Television and digital marketing geared toward women § Equipping NRA certified women instructors _ Eyes & Ears § Products designed with the needs of women shooters in mind

STRATEGIC PRODUCT DEVELOPMENT

Market research drives product development

§ Concepts market-tested with firearm owners & purchase intenders§ Results benchmarked against database of prior concepts/sales § Leading concepts financially modeled as key component of overall business case § Further consumer studies conducted to finalize most desired designs/features

2014 NEW PRODUCTS

Smith & Wesson

Model 69 Combat Magnum _ Smith & Wesson_s first L-Frame revolver in powerful .44 Magnum

Model 66 Combat Magnum _ .357 Magnum

K-Frame revolver returns to the product lineup

Governor® _ Multi-caliber revolver now offered in popular matte silver finish

SDVE 9 and 40 _ Value driven pistols now available in California compliant models

2014 NEW PRODUCTS _ SHOT SHOW

Smith & Wesson M&P

M&P BODYGUARD 380 _ A sub-compact .380 ACP pistol enhanced with M&P style features

M&P15-22 (Multi-color) _ Popular M&P15-22 rifle now in four new camouflage finishes

2014 NEW PRODUCTS® _ SHOT SHOW

Performance Center & ProSeries Products

M929 _ A 9mm competition revolver inspired by renowned, multi-record holder Jerry Miculek

M686 _ A classic, time-tested .357 Magnum enhanced with popular self-defense features

M629 _ A purpose built hunting package based on the renowned .44 Magnum cartridge

M460XVR _ A multi-caliber and multi-purpose revolver built on the Smith & Wesson X-Frame

M986 Pro Series _ A Pro Series 9mm revolver

ready for any course of fire

OUR NEWEST PRODUCTS



M&P22 Compact -- A tactical rimfire pistol that delivers the popular features of our M&P centerfire pistol in a smaller scale version. A great first firearm for new participants in the shooting sports.



M&P BODYGUARD -- Our popular line of BODYGUARD handguns now upgraded with enhanced, integrated lasers from Crimson Trace, an industry leader in laser sighting systems and tactical lighting for firearms.

Smith&Wesson

23

THREE WAYS TO U.S. SPORTING GOODS MARKET

14 DISTRIBUTORS 10,000+

independent ( Inventory ) firearm retailers

72% of Consumer Channel Sales

Academy Sports

Bass Pro Shops

DIRECT 5 BIG BOX RETAILERS Cabela_s

Dick_s Sporting Goods

Gander Mountain

Buying Groups: 600

DIRECT 2 BUYING GROUPS Member Firearm

Retailers

Diverse path to market = Enhanced insight into retail environment

Note: Additional non big-box, direct retail relationships not included

ACTIVE RETAIL ENGAGEMENT PROGRAM

§ Retail associate incentive rewards program § Two-way dialogue opportunity with retail associates § Ability to quickly assess market conditions through surveys, and communicate key product initiatives § Key element in go-to-market strategy

“ Intuitive graphic interface, easy to use & register sales

“ Points never expire and are transportable

“ Extensive catalog of products & experiences, including select

Smith & Wesson, M&P, and T/C® firearms

PROFESSIONAL MARKET

Demands Highest Standards for Performance

§ Law Enforcement / Federal Government

“ Focus: Top-tier agencies in high-volume NICS states “ LA County Sheriff, Fresno County Sheriffs Office, Texas DPS

§ International

“ Focus: Large agency opportunities “ Belgium, Australia, Canada, Puerto Rico

§ U.S. Army Modular Handgun (9mm) Replacement

“ Attended 2nd industry day

“ M&P pistols strongly positioned to compete

SMART INVESTMENTS

Houlton, ME

IN FLEXIBLE PRODUCTION High Volume CNC

§ Strategic investment in Springfield, MA basic capacity and in tooling Corporate HQ for production flexibility Primary Manufacturing § Selective outsourcing of parts production to better meet market demand and optimize internal capacity § Conversion of Houlton, ME operation into a dedicated precision machining center § Fiscal Year 2015 CapEx Estimate:$35.0 M

Deep River, CT Plastic Injection Molding

Map source: Ecozones

150,000 leased square feet

VERTICAL INTEGRATION Full 45 injection molding machines tool-building capabilities

Deep River Plastics

MAY 2014

Asset purchase of key polymer supplier for $24 M in cash delivers in-house custom plastic injection molding, rapid prototyping, and tooling

[Graphic Appears Here]

Operational Benefits:

“ Integrates a key manufacturing process

“ Increases flexibility

“ Lowers production costs

“ Reduces risk within supply chain

“ Enhances new product development

Financial Benefits:

“ Accretive in fiscal 2015

“ Positive impact on gross margin in Q1 FY15

“ Planned payback: 4-5 years

FINANCIAL REVIEW

REVENUE—ANNUAL

U.S.$ Millions _ Continuing Operations

$627

$700 $588

$530-$540(E2)

$600

$500 $412

+13.8%1

$400

+43.7%1 $621

$300 $546

$200 $380

$100

$0

FY12 FY13 FY14 FY15(Est)

Walther Smith & Wesson

(1)	Note: Excludes prior year Walther sales _ an agreement which ended in Fiscal 2013
(2)	Note: FY2015 estimates provided August 26, 2014

REVENUE—QUARTERLY

U.S.$ Millions _ Continuing Operations

$169.4

$180

$160 $131.4

$124.2

$140

$120

$85.0

$100

$80

$60

$40

$20

$0

1Q12 1Q13 1Q14 1Q15

Note: Excludes Walther sales _ an agreement which ended in Fiscal 2013

ANNUAL MARGIN EXPANSION

GROSS MARGIN OPERATING PROFIT MARGIN

24.1%

22.6%

37.1% 41.3%

31.0%

10.9%

FY12 FY13 FY14 FY12 FY13 FY14

MARGINS—QUARTERLY

GROSS MARGIN OPERATING PROFIT MARGIN

28.1%

42.6% 23.0%

37.7% 37.2% 19.5%

28.9%

6.0%

1Q12 1Q13 1Q14 1Q15 1Q12 1Q13 1Q14 1Q15

INCREASED PROFITABILITY—ANNUAL

NET INCOME

(Continuing Operations, U.S.$ Millions)

EARNINGS PER DILUTED SHARE

(Continuing Operations)

$88.6 $1.47

$81.4

$1.22

+ 8.9% + 20.5%

$26.4 $0.40

2012 2013 2014 2012 2013 2014

PROFITABILITY—QUARTERLY

NET INCOME EARNINGS PER DILUTED SHARE

(Continuing Operations, U.S.$ Millions) (Continuing Operations)

$0.40 $26.5 $0.28 $0.26 $18.9 $14.6

$2.3 $0.04

1Q12 1Q13 1Q14 1Q15 1Q12 1Q13 1Q14 1Q15

[Graphic Appears Here]

BALANCE SHEET & CASH FLOW

CONDENSED BALANCE SHEET CONDENSED CASH FLOWS

For the period ending: (U.S.$ Thousands) For the three months ended: (U.S.$ Thousands)

July 31, 2014 April 30, 2014 July 31, 2014 July 31, 2013

Cash $ 83,458 $ 68,860 Net cash provided by operating activities $ 10,780 $ 19,011

AR 53,411 55,890 Net cash used in investing activities (38,696) (12,045)

Inventory 101,317 86,742 Net cash used in financing activities 42,514 (39,002)

Other current assets 25,077 27,679 Net increase/(decrease) in cash $ 14,598 $ 45,968

Total current assets 263,263 239,171

Long-term assets 172,492 142,332 Net cash provided by operating activities $ 10,780 $ 19,011

Total assets $ 435,755 $ 381,503 CAPEX, including machine deposits (14,588) (12,035)

Free cash flow $ (3,808) $ 6,976

Current liabilities $ 85,563 $ 92,543

Other non-current 22,233 22,137

Notes payable 175,000 100,000

Total liabilities 282,796 214,680

Total equity 152,959 166,823

Total liabilities & equity $ 435,755 $ 381,503

§ July 2014—Company issued $75 million of new 5.000% Senior Notes due 2018§ No borrowings under $75 million credit facility

STOCK REPURCHASES RETURNING TO OUR VALUE

STOCKHOLDERS

$165M in shares repurchased Dec. 2012 _ July 2014

§ 14.4M shares repurchased § $11.49 average price § Share reduction of 21.7%

§ MAXIMUM shares allowed to be repurchased under loan covenants

RETURN ON INVESTED CAPITAL _ ROIC

Weighted Average Cost of Capital _ WACC

(Trailing Four Quarters)

70%

Q1 FY

60% 2015

ROIC

50% 34.1%

40%

30% Q1 FY

2015

20% WACC

14.0%

10%

0%

Q4 FY09 Q4 FY10 Q4 FY11 Q4 FY12 Q4 FY13 Q4 FY14 Q1 FY15

ROIC WACC

§ Efficient allocation of capital generating solid returns

The ROIC presented above excludes all impairment charges and all non-recurring items. The WACC presented above is an average between the beginning and end of the respective period. Please see appendix for additional assumptions used.

FINANCIAL Fiscal Year Ending: April 30 GUIDANCE _ From continuing operations

FISCAL SECOND QUARTER 2015 Estimate

Revenue $100M to $ 110M

GAAP Earnings Per Share $0.04 to $ 0.08

FISCAL YEAR 2015 Estimate

Revenue $530M to $ 540M

GAAP Earnings Per Share $0.89 to $ 0.94

Tax Rate 37%

Share Count 55.5M

Note: All financial information and guidance reflects information as of August 26, 2014. The

Company is not updating this information to the present date nor does its inclusion constitute a 39 reiteration or modification of this information.

INVESTMENT SUMMARY

§ Leading position in the U.S. firearm market

§ Iconic brand with customer driven product portfolio § Focus strategically on new product opportunities

§ Pure play strategy on growing market size & market share gains

§ Strong financial performance:

Profitable Growth

“ Long-term target of quarterly gross margins in the range of 37%—41% “ Long-term target of quarterly operating margins in the range of 20%—25%

“ Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays

“ Short-term headwinds for margins due to industry-wide excess inventories

§Focus on operating efficiencies & targeted vertical integration § New SAP ERP system, driving scalability & improved performance

INVESTOR RELATIONS

Elizabeth Sharp Vice President Smith & Wesson 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 3304

Email: lsharp@smith-wesson.com

WWW.SMITH-WESSON.COM

APPENDICES

EXPERIENCED LEADERSHIP

JAMES DEBNEY JEFFREY D. BUCHANAN PRESIDENT & EXECUTIVE VICE PRESIDENT & CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER

+ years: multinational consumer and business-to-business environments, cluding President of Presto Products Co., a 500 million business it of Alcoa Consumer Products

+ years: public nd private company xperience in nancial anagement and w; CFO for publicly aded, global anufacturing mpany; law firm rtner; public company board member

KEY MARKET DRIVERS

_Who_s buying?

[Graphic Appears Here]

Rising percentage of U.S. households owning firearms

JULY 2014 HANDGUN NICS BACKGROUND CHECKS

Source: FBI Total NICS Firearms Background Checks

July 2014 handgun nics background checks

1,000,000

900,000

800,000

700,000

600,000

500,000

400,000

300,000

200,000

100,000

Jul’14 compared to Jul’13 shows a 4.5% increase while Jul’14 was a 8.3% increase over Jul’12

FYQ1 FYQ2 FYQ3 FYQ4

FY’10 FY’11 FY’12 FY’13 FY’14 FY’15

May June July August September October November December January February March April Total

282,826 252,910 251,513 259,533 247,809 275,222 268,972 313,120 289,444 360,273 367,921 314,326

275,406 259,339 268,987 260,874 275,133 291,203 299,809 395,284 342,341 424,139 438,614 362,119

307,919

376,246

445,522

454,630

298,380

370,436

394,363

410,871

291,310

377,343

391,016

408,767

319,519

426,573

428,058

316,724

389,994

413,380

328,762

410,260

422,005

359,660

533,201

458,889

511,902

876,673

565,419

402,183

881,038

439,383

568,133

770,872

633,688

535,661

683,266

629,802

416,260

533,674

508,468

Source: FBI Total NICS Firearms Background Checks

JULY 2014 LONG GUN NICS BACKGROUND CHECKS

Source: FBI Total NICS Firearms Background Checks

JULY 2014 LONG GUN NICS BACKGROUND CHECKS

1,400,000 1,200,000 1,000,000 800,000 600,000 400,000 200,000 0

Jul’14 compared to Jul’13 shows a 17.5% decrease while Jul’14 was a 21.1% decrease from Jul’12

FYQ1 FYQ2 FYQ3 FYQ4

FY10 FY11 FY12 FY13 FY14 FY15

May June July August September October November December January February March April Total

314,167 290,452 320,995 384,767 436,674 323,738

288,478 279,249 307,659 389,413 392,666 301,023

286,545 288,281 312,214 393,993 376,846 310,767

362,310 367,074 413,312 510,406 497,092

405,883 415,323 464,594 521,050 523,292

479,436 475,736 522,471 597,561 578,973

515,135 550,450 642,790 863,265 732,270

614,226 660,116 803,733 1,224,465 844,356

349,597 364,202 431,649 788,328 430,930

387,244 423,556 565,414 703,223 470,225

421,264 466,407 556,028 700,873 482,925

349,370 404,033 438,214 554,003 382,978

4,773,677 4,9922,887 5,769,073 7,631,347 6,149,426 938,526

Source: FBI Total NICS Firearms Background Checks

PISTOLS vs. REVOLVERS

Pistols and revolvers have different attributes, but pistols are preferred by both professionals and consumers

§ Pistol advantages:

“ Ergonomics/comfort

“ High tech/cutting edge

“ Modern shape

“ Trigger pull

“ Capacity

“ Safety features

§ Revolver advantages:

“ Simpler to use

“ Easy maintenance

“ Reliability

MARKET PARTICIPANTS
Listed Alphabetically

SEMI AUTOMATIC PISTOLS	RIMFIRE SEMI AUTOMATIC PISTOLS	REVOLVERS	CENTERFIRE MSR	RIMFIRE MSR	BOLT ACTION	BLACK POWDER RIFLES
Smith & Wesson	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**
Beretta	Ruger	Ruger	Colt	Colt	Browning	CVA
Glock	Sig Sauer	Taurus	DPMS/Bushmaster	Mossberg	Marlin	Traditions
H&K	Walther		Rock River	Ruger	Remington	
Kimber			Sig Sauer	Sig Sauer	Ruger	
Ruger					Savage Arms	
Sig Sauer					Weatherby	
Springfield					Winchester	

Smith&Wesson
48

INDUSTRY INDICATORS

§ NICS

WWW.FBI.GOV

“ NICS background checks are conducted at the point of sale, tracked by the FBI, and reported monthly. NSSF adjusts the total to eliminate permit-related checks and other _noise_

§ ADJUSTED NICS

WWW.NSSF.ORG

“ Adjusted NICS serves as a proxy for consumer sales since Smith & Wesson sells only to federally licensed firearm dealers who must, by law, conduct a background check on every firearm they sell

“ Applies to retail stores, gun shows, anywhere an FFL sells a firearm

§ FET Data www.TTB.GOV

“ Firearms and Ammunition Excise Tax Collections

“ Alcohol and Tobacco Tax and Trade Bureau

“ NSSF translates into manufacturer_s sales

“ Lagging data

WACC ASSUMPTIONS

Weighted Average Cost of Capital

Q4 Q4 Q4 Q4 Q4 Q4 Q1

FY09 FY10 FY11 FY12 FY13 FY14 FY15

Market risk premium * 6.50% 6.70% 6.70% 6.62% 6.70% 6.96% 6.96%

Equity beta—end of period 1.36 1.74 1.25 1.68 1.67 1.48 1.67

Size premia * 3.74% 3.99% 4.07% 1.88% 1.85% 1.87% 1.87%

20-yr risk free rate—end of period 4.10% 4.36% 4.15% 2.73% 2.49% 3.22% 3.07%

Tax Rate ** 36.74% 38.14% 34.30% 38.38% 36.68% 34.67% 34.00%

*—Market risk premium and size premia are from Ibbotson® SBBI® Market Reports as of December 31st from the previous year

**—Tax rate for trailing four quarters based on Form 10-K/10-Q reporting, excluding discrete items

Note: Smith & Wesson research

A DYNAMIC REGULATORY ENVIRONMENT

§ A solid history of making firearms that meet diverse state requirements, providing consumers with a choice

§ We will not comply with new California microstamping requirement for pistols

“ Flawed technology

“ Restricts rights of law-abiding citizens

§ Our grandfathered M&P Shield and SDVE” pistols remain available for sale in California

HANK YOU